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                                                              Exhibit 23(a)

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this amendment to registration statement of our report dated January 21, 1999 included in Case Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this amendment to registration statement.

                                          Arthur Andersen LLP

Milwaukee, Wisconsin

March 26, 1999